UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on .June 01, 2010 Meeting Information COGNIZANT TECHNOLOGY SOLUTIONS CORP. Meeting Type: Annual Meeting For holders as of: April 07, 2010 Date: June 01, 2010 Time: 9:30 AM EDT Location: Corporate Headquarters Glenpointe Centre West 500 Frank W. Burr Blvd Teaneck, New Jersey 07666 You are receiving this communication because you hold COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION shares in the above named company. GLENPOINTE CENTRE WEST 500 FRANK W. BURR BLVD. TEANECK, NJ 07666 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R2.09.05.010 We encourage you to access and review all of the important information contained in the proxy materials before voting. 1 See the reverse side of this notice to obtain 0000063958 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and and other other inquiries inquiries sentient to to this this e-mail e-mail address address will will NOT NOT be forwarded be forwarded to your to your investment investment advisor.. Please To facilitate make timely the request delivery as instructed please make above the request on or before as instructed May 18, 2010 above toon facilitate or before timely delivery. How To Vote Please Choose One of the Following Voting Methods R2.09.05.010 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special 2 requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available 0000063958 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1a. John E. Klein 1b. Lakshmi Narayanan 1c. Maureen Breakiron-Evans The Board of Directors recommends you vote FOR the following proposal(s): 2. TO AMEND AND RESTATE THE COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION 2004 EMPLOYEE STOCK PURCHASE PLAN TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 6,000,000 SHARES TO 9,000,000 SHARES. 3. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010. NOTE: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY BECOME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. . 010 . 05 . 09 R2 _ 3 0000063958

0000063958_4 R2.09.05.010